SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: April 11, 2002

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                          0-26321                      98-0204105
(State or other jurisdiction of      (Commission                   (IRS Employer
      incorporation)                 File Number)            Identification No.)

    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044















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    Explanatory Note

    The purpose of this Form 8-K is to file as an Exhibit, the Employment Contract of Michael Decker, which was listed as Exhibit Number 10.12 to the registrant's Form 10-K for the year ended December 31, 2001 (which was filed on March 29, 2002), but was inadvertently omitted.

    Item 7.       Financial Statements and Exhibits

         (a)      None

(b)      None

         (c) Exhibits:

             Regulation
             S-K Number                     Document

                10.1     Michael Decker Employment Contract dated June 29, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GASCO ENERGY, INC.


April 11, 2002                                  By:   /s/ W. King Grant
                                                     ---------------------------
                                                         W. King Grant
                                                        Chief Financial Officer